UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2008

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of Avery Dennison Corporation’s (the "Company’s") stockholders on April 24, 2008, the stockholders (i) elected the four nominated directors, (ii) ratified the appointment of PricewaterhouseCoopers as the Company’s independent auditors for fiscal year 2008, and (iii) approved the amended and restated Stock Option and Incentive Plan ("Stock Plan").

Following the stockholders approval of the Plan, effective as of April 24, 2008, (i) the Company rescinded the authority to issue any new equity awards under the former Paxar Corporation stock option plan (the Company acquired Paxar Corporation in June 2007), and (ii) the Compensation and Executive Personnel Committee of the Board of Directors ("Committee") awarded the Chief Executive Officer and other named executive officers Performance Units, referred to in the Stock Plan, as follows:

Dean A. Scarborough, President and Chief Executive Officer – 18,000* Performance Units
Daniel R. O’Bryant, Executive Vice President, Finance and Chief Financial Officer – 8,138* Performance Units
Robert G. van Schoonenberg, Executive Vice President and Secretary – 8,459* Performance Units
Robert M. Malchione, Senior Vice President, Corporate Strategy and Technology – 6,965* Performance Units

* represent number of shares of common stock assuming 100% target performance results

Vesting of these Performance Units and the actual number of shares to be issued range from 0 to 200% of the target performance amount and will be determined by the Committee in 2011 based on the Company’s results at the end of the performance period (a three-year period from January 1, 2008 through December 31, 2010) compared against three equally weighted metrics (relative total stockholder return versus the S&P 500, sales, and cumulative economic value added), modified by any adjustment items approved by the Committee.

Item 8.01 Other Events.

At the Company’s annual meeting on April 24, 2008, the Company’s stockholders approved or ratified each item of business as described in Item 5.02 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 10.19.6 - Forms of Equity Awards under Stock Plan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

April 30, 2008	By:	/s/ Daniel R. O'Bryant

Name: Daniel R. O'Bryant
Title: Executive Vice President, Finance, and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.19.6	Forms of Equity Awards under Stock Plan